UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ___________________________
  FORM 8-K
___________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2020
 ______________________

PRUDENTIAL FINANCIAL, INC.
(Exact name of registrant as specified in its charter)
 ___________________________

New Jersey	001-16707	22-3703799
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

751 Broad Street
Newark, NJ 07102
(Address of principal executive offices and zip code)

(973) 802-6000
(Registrant’s telephone number, including area code)
 ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $.01	PRU	New York Stock Exchange
5.75% Junior Subordinated Notes	PJH	New York Stock Exchange
5.70% Junior Subordinated Notes	PRH	New York Stock Exchange
5.625% Junior Subordinated Notes	PRS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 7.01 Regulation FD Disclosure.

Prudential Financial, Inc. (the “Company”) is furnishing this report on a quarterly basis to disclose the assets under management of its PGIM segment prior to the availability of the Company’s quarterly earnings release and quarterly financial supplement for the quarter ended June 30, 2020 scheduled for release on August 4, 2020.

As of June 30, 2020, assets under management of the PGIM segment were $1.394 trillion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2020

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Robert D. Axel
Name: Robert D. Axel Title: Senior Vice President and Principal Accounting Officer